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                                                                    Exhibit 10.2

COMBINATION PROMISSORY NOTE  (Commercial System)

$150,000,000.00              Memphis, Tennessee                January 2,  1998

FOR VALUE RECEIVED the undersigned, jointly and severally, promise to pay to the order of UNION PLANTERS CORPORATION (hereinafter UPC) at the Headquarters of UPC
- 7130 Goodlett Farms Parkway in the City of Cordova, Tennessee, In current funds the principal sum of One hundred fifty million and no/100 ($150,000,000.00) Dollars, together with interest on the principal debt evidenced hereby from date to maturity and payable as hereinafter set forth. Said principal debt and interest thereon shall be due and payable as provided in the subparagraph(s) checked |X| below:

AS TO PRINCIPAL ONLY:
|X|     On demand, or if no demand, on April 1, 1999:

AS TO INTEREST ONLY:
|X| Commencing on the 1st day of February, 1998, and on the same day of each and every |X| month, | | quarter, | | six months or | | year thereafter at the per annum rate of WSJ Prime - 75 percent (7.75%) percentage points in excess of UPC's "prime rate."

AS TO METHOD OF PAYMENT:
|X| On due date of payment, charge Bank Account No. ______________________ for payment due.

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     If used herein "Prime Rate" means Wall Street Journal published reference rate in effect from time to time for commercial loans. Effective on the day on which any change in Bank's prime rate shall occur, the rate of interest shall be adjusted upward or downward by a number of percentage points (and fractional parts thereof) equal to the adjustment upward or downward in Bank's prime rate, provided, however, that the rate, as adjusted, shall not exceed the maximum rate of 24%.

     It is agreed that the interest may be calculated on the basis of a 360-day year unless calculation on that basis would result in UPC receiving interest at a rate in excess of the maximum rate of 24%, in which case the principal debt evidenced hereby shall bear interest at such maximum rate.

     Any renewal of the rate evidenced hereby shall bear interest at the rate of interest set at the time, not to exceed the maximum rate, which is permitted by law to contract for and charge on the date hereof or such maximum rate so permitted on the date of such renewal, whichever is greater.

     The undersigned hereby agree to pay all expenses directly related to the loan evidenced hereby, incurred or to be incurred in its making, servicing or collection, including reasonable attorney's fees. The undersigned further agree to pay a late charge equal to one-half of one percent (.5%) of any payment that is more than 15 days past due. The undersigned further agree to pay UPC upon demand, all charges for services rendered or to be rendered by its officers and employees directly for inspecting, verifying and servicing the collateral securing the obligations set forth herein and for the collection of said loan.

     The undersigned have granted to UPC a lien or security interest in, have deposited with UPC or have pledged as collateral security for the payment of this and any other present or future indebtedness or liability of undersigned to UPC, whether now due or hereafter to become due, directly or indirectly (as principal, endorser, surety, guarantor or otherwise), the property descried in Agreements as follows:

Security Agreements:

|X| Unsecured.

     Every maker, surety, endorser, and guarantor of the Note agrees, at any time, and from time to time, upon request of the UPC to make, execute, and deliver, or cause to be made, executed, and delivered to UPC any and all instruments, certificates and documents (including but not limited to financial statements and security documents) as may, in the opinion of UPC or its counsel, be necessary or desirable in order for UPC to effectuate, complete or perfect or to continue and preserve the obligations of the undersigned under this Note and loan evidenced hereby.

     Upon the happening of any of the following events, all of the aforesaid liabilities shall, without notice, at the option of UPC, become immediately due without demand for payment thereof: (a) The failure of any Obligor (which term shall include the undersigned makers, together with all endorsers, sureties and guarantors of this Note) to perform any agreement hereunder or related to the loan evidenced hereby; (b) The death of an Obligor; (c) The filing of any petition under any Bankruptcy Act, Federal or State, by or against Obligor; (d) The filing of any application for appointment of a receiver for, the making of a general assignment for the benefit or creditors by, or any other act of insolvency of any Obligor, however expressed or indicated; (e) The entry of any judgement against any Obligor; (f) the issuing of any attachment or garnishment or the filing of any lien against any property of any Obligor; (g) The determination by UPC that a material adverse change has occurred in the financial condition of any Obligor; (h) The dissolution, merger, consolidation or reorganization of any Obligor; (i) The assignment by any Obligor of any equity or other right in any of the collateral without the written consent of UPC; (j) The taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (k) The failure to pay when due the premium on any life insurance policy assigned as collateral to UPC; or (l) UPC deeming itself to be insecure.

     The undersigned shall have the privilege, at any time and from time to time, of prepaying, in whole or in part, the then outstanding balance hereunder together with accrued interest thereon. Any prepayment shall not have the effect of suspending or deferring the payments herein provided for, but the same shall continue to be due and payable on each due date subsequent to such prepayment and shall operate to effect full payment of this Note at an earlier date.

     No delay or omission on the part of UPC or the holder in exercising any right hereunder or related to the obligations evidenced hereby shall operate as a waiver of such right or of any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

     Every maker, surety, endorser, guarantor or other party, whether primarily or secondarily liable on this Note or the indebtedness evidenced hereby, agrees that any moneys or other property at any time in the possession of UPC belonging to any of said parties and any deposits, balance of deposits or other sums at any time credited by or due from UPC to any said parties, may at all times, at the option of UPC, be held and treated as collateral security for the payment of any liability of undersigned to UPC, whether due or not due, and UPC may, at its sole option and at any time before or after default, set off the amount due or to become due hereon against any claim of any of said parties against UPC.

     Every maker, surety, endorser and guarantor of this Note or the obligations set forth herein waives presentment, demand, notice, protest and all other demands in connection with the delivery, acceptance, performance, default or endorsement of this Note or their respective obligations hereon; consents to any extensions or postponements of the due date or time of payment hereof, or of any other indebtedness (with or without concurrence of the undersigned) in whole or in part without notice to the undersigned and without limitation as to the number of such extensions or the period or periods thereof; and consents to any substitution, exchange or release of any other party or person whether primarily or secondarily liable. Each extension granted shall be noted by the holder on the reverse side of this instrument with a new date of maturity clearly indicated.

     All rights and powers of UPC hereunder shall inure to the benefit of any subsequent holder or assignee of this Note and the owner of any part of the debt evidenced hereby.

     This instrument shall be governed by and construed in accordance with the laws of the State of Tennessee, except with respect to interest which shall be governed by and construed in accordance with federal laws.

                                                Capital Factors, Inc.
                                                (signature of makers)

                                            /s/ John W. Kiefer
                                            -----------------------------------

     This note shall not be deemed consummated until accepted by UPC in Memphis, Tennessee.

     Accepted in Memphis, Tennessee - Union Planters Corporation: By /s/ Robert
L. Booth, Jr.